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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        August 31, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                       CAPITAL GROWTH, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-24138-D              87-0463772
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      55 West 200 North
                         Provo, Utah 84601
            (Address of Principal Executive Offices)

                        (801) 377-1758
                 Registrant's Telephone Number

Item 5.   Other Events.

          The Registrant has declared a dividend distribution of one common stock purchase warrant for every four shares of common stock owned in the Registrant (the "Warrants" or the "Warrant Distribution") to its stockholders of record on September 14, 2000 (the "Record Date"). The Warrant Distribution may be, and the exercise of the Warrants, certainly is subject to prior registration with the Securities and Exchange Commission and prior registration and/or qualification with certain state agencies. Copies of the Letter to Stockholders and the Consent of Directors respecting the Warrant Distribution are attached hereto and incorporated herein by reference. See
Item 7, Exhibits 20 and 99.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          20   Letter to Stockholders dated September 1, 2000, respecting a
                  Warrant Distribution dividend.

          99 Consent of the Sole Director respecting a Warrant Distribution dividend.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPITAL GROWTH, INC.

Date: 8/31/2000               By:/s/ David N. Nemelka
                              --------------------------------------
                              David N. Nemelka
                              Sole Officer and Director